EXHIBIT 99.2

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF
NTS, INC.

Purpose

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of NTS, Inc., f/k/a Xfone, Inc. (the “Company”) shall assist the Board in the discharge of its responsibilities with respect to the compensation of the directors and executive officers1 of the Company.

Composition of the Compensation Committee

The Committee shall consist of not less than two (2) directors each of whom shall be an independent director under the rules and standards of the NYSE MKT LLC (“NYSE MKT”) (or any successor thereto, or the applicable rules and standards of any other exchange or quotation system on which the Company’s shares may be listed from time to time), a “nonemployee director” within the meaning of Rule 16b-3 issued by the U.S. Securities and Exchange Commission (“SEC”), and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The receipt of awards of stock or stock options pursuant to the Company's equity incentive plans, or compensation for participation at meetings, by a director as part of his or her compensation for service on the Board and committees of the Board shall not disqualify the director from serving as a member of the Committee.

1 For purposes of this Charter - an "executive officer" shall mean the Company's president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of the Company's subsidiaries shall be deemed executive officers of the Company if they perform such policy-making functions for the Company. "policy-making function" is not intended to include policy-making functions that are not significant.

If the Committee is comprised of at least three (3) members, then one (1) director who is not independent under the NYSE MKT rules and standards, and is not a current officer or employee of the Company or any of its subsidiaries (or an immediate family member of such person), may be appointed to the Committee, under exceptional and limited circumstances, as determined by the Board in accordance with applicable NYSE MKT rules and standards.

The Board shall designate one (1) member of the Committee as its Chairman. Members of the Committee shall serve until their resignation, retirement, removal by the Board or until their successors are appointed.

Responsibilities and Duties

In carrying out the purpose and authorities set forth herein, the Committee shall:

1.
Executive Officers Compensation.  Review and recommend to the Board the corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (“CEO”) and other executive officers, evaluate the executive officers’ performance in light of those goals and objectives, and recommend to the Board the executive officers’ compensation level based on this evaluation. The CEO may not be present during voting or deliberations on his or her compensation;

2.
Significant Executive Officers Contracts.  Review and recommend to the Board employment agreements and significant arrangements or transactions with executive officers, including any arrangements having any compensatory effect or purpose; including approving base salaries, salary increases, bonus targets and other remuneration for the executive officers, as well as any employment terms for the executive officers that are not part of the Company's standard employment terms relating to its employees generally;

3.
Director Compensation.  Review and recommend to the Board appropriate director compensation programs for service as directors, committee chairmanships, and committee members, consistent with any applicable requirements of the NYSE MKT rules and standards for independent directors and reasonable in light of the size and business of the Company;

4.
Compensation Policies and Performance Review.  Annually assess the Company’s compensation policies applicable to the Company’s executive officers and directors, including the relationship of corporate performance to executive compensation;

5.	Retention of Compensation Consultants, Counsels and Other Advisors. Have full authority to hire independent compensation consultants, counsels and other advisors (each an “Advisor”) to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers. The Committee shall consider any existing or potential conflicts of interest before selecting an Advisor. In doing so the Committee shall take into consideration all factors relevant to the Advisor’s independence from management, including: (i) the provision of other services to the Company by the employer of the Advisor (the “Advisor's Employer”); (ii) the amount of fees received from the Company by the Advisor's Employer as a percentage of total Advisor's Employer revenue; (iii) the Advisor's Employer’s policies and procedures designed to prevent conflicts of interest; (iv) any business or personal relationship of the Advisor with a member of the Committee; (v) any Company's stock owned by the Advisor; and (vi) any business or personal relationship of the Advisor or the Advisor's Employer with an executive officer of the Company. The committee shall not be required to undertake the foregoing review in connection with obtaining the advice of in-house legal counsel;

6.
Review. Annually review the operation of all of the Company’s employee benefit plans, except that the day-to-day administration of such plans, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, shall be performed by the Company's management;

7.	Access to Executives. Have full access to the Company’s executives as necessary to carry out its responsibilities;

8.	Other Activities. Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate; and

9.	Review Charter. Review this Charter annually for adequacy and recommend any changes to the Board.

Committee Meetings

The Committee shall meet with the CEO at or near the start of each fiscal year to discuss the goals and incentive compensation programs to be in effect for such fiscal year and the performance targets triggering payout under those programs.

The Committee shall, by duly authorized resolution, recommend to the Board the incentive compensation programs to be in effect for the upcoming or current fiscal year (depending on when the Committee meeting is held) for the Company’s executive officers and other participants, including the objectives to be attained and the procedures for determining the individual awards payable under those programs.
At or near the end of each fiscal year, the Committee shall meet to review performance under those programs and recommend to the Board the award of bonuses thereunder. At that time the Committee shall also recommend to the Board whether to adjust base salary levels in effect for the Company’s executive officers and shall review the overall performance of the Company’s employee benefit plans.

The Committee shall also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter.

Members of the Committee may participate in meetings remotely by means of a telephone conference, Internet broadcast or similar communication device, provided that all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

A majority of all the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of all the members of the Committee participating (including by proxy) at a meeting at which a quorum is present shall be the act of the Committee.

In addition, any action required or permitted to be taken at a meeting of the Committee, may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Committee.

The Chairman of the Committee shall preside at each meeting. In the event that the Chairman is not present at the meeting, the Committee members present at that meeting shall designate one of its members as the acting chair of such meeting.

Reporting

The Secretary of the Company shall keep minutes of the Committee’s proceedings. The minutes of a meeting shall be available for review by the entire Board, and shall be filed as permanent records with the Secretary of the Company.

At each meeting of the Board that follows a meeting of the Committee, the Chairman of the Committee shall report to the entire Board on the matters considered at the last meeting(s) of the Committee.

The Committee shall prepare and, through its Chairman, submit annually reports of the Committee’s work and findings to the Board; the Committee shall include recommendations for Board actions when appropriate.

Amendments

Amendments to this Charter shall be made by the Board. This Charter was originally adopted by the Board on December 30, 2007, modified to reflect the Company's name change in February 2012, and then amended on January 17, 2013.